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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) OCTOBER 31, 2001

                                   REMEC, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          California                    0-27414              95-3814301
 -----------------------------  ---------------------  ------------------------
 (State or other jurisdiction   (Commission File No.)      (I.R.S. Employer
      of incorporation)                                   Identification No.)

               9404 Chesapeake Drive, San Diego, California 92123
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              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (858) 560-1301

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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On October 31, 2001, REMEC, Inc., a California corporation (the "CORPORATION"), completed its acquisition of ADC Mersum Oy ("SOLITRA"), a corporation formed under the laws of the Republic of Finland and a wholly-owned subsidiary of ADC Telecommunications, Inc., a Minnesota corporation ("ADC"). The Corporation acquired Solitra pursuant to the Amended and Restated Securities Purchase Agreement by and among the Corporation, ADC and Solitra dated as of October 8, 2001, effective as of October 1, 2001 and amended by Amendment No. 1 thereto dated as of October 31, 2001 (the "PURCHASE AGREEMENT"). Under the terms of the Purchase Agreement, the Corporation acquired from ADC all of the outstanding shares of Solitra common stock for a purchase price of $50,100,000. The purchase price was determined through negotiation of the parties to the Purchase Agreement. The purchase price was paid using the available cash reserves of the Corporation.

         The primary business of Solitra is the supply of radio frequency equipment to leading international original equipment manufacturers. The Corporation did not purchase the tower top amplifier business line of Solitra. The Corporation plans to continue to operate Solitra as a wholly-owned subsidiary.

         In connection with the Purchase Agreement, ADC and Solitra entered into a License Agreement dated as of October 31, 2001 (the "LICENSE AGREEMENT") pursuant to which ADC granted a license to certain of its patents to Solitra and Solitra granted a license to certain of its patents to ADC and its subsidiaries.

         The Corporation issued a press release relating to its execution of the Purchase Agreement and issued a press release on completion of its acquisition of Solitra. The October 8, 2001 press release and the October 31, 2001 press release are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

         Attached hereto as Exhibit 2.1, Exhibit 2.2 and Exhibit 10.1, respectively, and incorporated herein by reference are copies of the Purchase Agreement, Amendment No. 1 to the Purchase Agreement and the License Agreement. The foregoing descriptions of the Purchase Agreement and the License Agreement are qualified in their entirety by reference to the attached exhibits.

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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)    Financial Statements of Business Acquired.

         Required financial statements will be filed on Form 8-K/A as soon as practicable after the date hereof, but not later than January 14, 2002.

         (b)    Pro Forma Financial Information.

         Required pro forma financial statements will be filed on Form 8-K/A as soon as practicable after the date hereof, but not later than January 14, 2002.

         (c)    The following exhibits are included as part of this report:

                2.1 Amended and Restated Securities Purchase Agreement dated October 8, 2001, and effective as of October 1, 2001, by and among REMEC, Inc., ADC Telecommunications, Inc. and ADC Mersum Oy.

                2.2 Amendment No. 1 to the Amended and Restated Securities Purchase Agreement dated October 31, 2001 by and among REMEC, Inc., ADC Telecommunications, Inc. and ADC Mersum Oy.

                10.1 License Agreement dated as of October 31, 2001 by and among ADC Telecommunications, Inc. and ADC
                      Telecommunications Oy.

                99.1  Press Release issued by REMEC, Inc. dated October 8, 2001.

                99.2  Press Release issued by REMEC, Inc. dated October 31,
                      2001.

                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                      REMEC, INC.

                                      By:   /S/ Donald J. Wilkins
                                            -----------------------------
                                            Donald J. Wilkins
                                            Vice President,
                                            General Counsel and Secretary

         Date: November 14, 2001

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                                  EXHIBIT INDEX

     EXHIBIT                            DESCRIPTION
     -------                            -----------

       2.1 Amended and Restated Securities Purchase Agreement dated October 8, 2001, and effective as of October 1, 2001, by and among REMEC, Inc., ADC Telecommunications, Inc. and ADC Mersum Oy. The exhibits to the Purchase Agreement, as listed in the table of contents thereto, have been omitted. The Corporation will furnish copies of the omitted exhibits to the Commission upon request.

       2.2 Amendment No. 1 to the Amended and Restated Securities Purchase Agreement dated October 31, 2001 by and among REMEC, Inc., ADC Telecommunications, Inc. and ADC Mersum Oy.

      10.1 License Agreement dated as of October 31, 2001 by and among ADC Telecommunications, Inc. and ADC
                       Telecommunications Oy.

       9.1             Press Release issued by REMEC, Inc. dated October 8,
                       2001.

       9.2             Press Release issued by REMEC, Inc. dated October 31,
                       2001.